                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Steven A. Museles the undersigned's true and lawful attorney-in-fact to:

         (1)      execute for and on behalf of the undersigned, in the
                  undersigned's capacity as director of CapitalSource Inc.
                  (the "Company"), Forms 3, 4 and 5 in accordance with
                  Section 16(a) of the Securities Exchange Act of 1934 and the
                  rules thereunder;

         (2)      do and perform any and all acts for and on behalf of the
                  undersigned, in the undersigned's capacity as director of
                  the Company, which may be necessary or desirable to complete the  execution of any such Form 3, 4, or 5 and the timely
                  filing of such form with the United States Securities and
                  Exchange Commission and any other authority; and

         (3)      take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such
                  attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned.

         The  undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, any of the  undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.  This Power of
Attorney can only be revoked by delivering a signed, original "Revocation of
Power of Attorney" to the attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has caused this Power of
Attorney to be executed as of this 1st day of October, 2004.

                                                /s/ Timothy M. Hurd
                                                Name:  Timothy M. Hurd
                                                Title: Director